Home Office:
Harrison, NY
Administrative Office:
4333 Edgewood Road NE
Cedar Rapids, IA 52499

March 31, 2021

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	ML of New York Variable Annuity Separate Account D

ML of New York IRA Annuity - Registration No. 333-197164

ML of New York Investor Choice – IRA Series – Registration No. 333-197167

Commissioners:

Transamerica Financial Life Insurance Company (the “Company”), on behalf of Registrant, has sent or will send to contract owners the semi-annual reports for the period ended January 31, 2021, for the following underlying mutual funds (“Funds”) in which Registrant invests:

Semi-Annual Report Mailings:

AB Large Cap Growth, SEC File No.: 811-06730

The American Funds – Income Fund of America, Inc, SEC File No.:811-01880

Davis New York Venture, SEC File No.:811-01701

Putnam Growth Opportunities Fund, SEC File No.: 811-01682

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their semi-annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (702) 488-7884.

Very truly yours,

/s/ Brian Stallworth
Brian Stallworth
Assistant Secretary